UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2022

Cartesian Growth Corporation II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41378	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Fifth Avenue, 15th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 461-6363

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Warrant	RENEU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	RENE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	RENEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 5, 2022, the registration statement on Form S-1 (File No. 333-261866) relating to the initial public offering (the “Offering”) of Cartesian Growth Corporation II, a Cayman Islands exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission (the “Registration Statement”).

On May 10, 2022, the Company consummated the Offering of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ full exercise of their over-allotment option. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”) and one-third of one redeemable warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

An Underwriting Agreement, dated May 5, 2022, between the Company and Cantor Fitzgerald & Co., as representative of the underwriters named therein, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference;

•

A Warrant Agreement, dated May 5, 2022, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference;

•

An Investment Management Trust Agreement, dated May 5, 2022, between the Company and Continental, as trustee, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference;

•

A Private Placement Warrant Purchase Agreement, dated May 5, 2022, between the Company and CGC II Sponsor LLC (the “Sponsor”), a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference;

•

A Private Placement Warrants Purchase Agreement, dated May 5, 2022, between the Company and Cantor Fitzgerald & Co., a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference;

•

A Private Placement Warrants Purchase Agreement, dated May 5, 2022, between the Company and Piper Sandler & Co., a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference;

•

A Registration Rights Agreement, dated May 5, 2022, among the Company, the Sponsor and certain securityholders, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference;

•

Promissory Note for Sponsor Loan (the “Sponsor Loan Note”), dated May 5, 2022, issued to the Sponsor, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference;

•

An Administrative Services Agreement, dated May 5, 2022, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference;

•	A Letter Agreement, dated May 5, 2022, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference;

•

A Letter Agreement, dated May 5, 2022, between the Company and each officer and director of the Company, a copy of which is filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference; and

•

Indemnity Agreements, each dated May 5, 2022, between the Company and each officer and director of the Company, the form of which is filed as Exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On May 10, 2022, simultaneously with the consummation of the Offering, the Company consummated the private placement of 6,600,000 warrants to the Sponsor, 1,897,500 warrants to Cantor Fitzgerald & Co., and 402,500 warrants to Piper Sandler & Co. (collectively, the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $8,900,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Warrants are identical to the Warrants underlying the Units, except that if held by the Sponsor, Cantor Fitzgerald & Co., Piper Sandler & Co. or their permitted transferees, they (i) may be exercised on a cashless basis and (ii) are not subject to redemption. If the Private Placement Warrants are held by holders other than the Sponsor, Cantor Fitzgerald & Co., Piper Sandler & Co. or their permitted transferees, then the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Warrants included in the Units sold in the Offering. In addition, the Private Placement Warrants (and the Class A Ordinary Shares issuable upon exercise of such Private Placement Warrants) will, subject to certain limited exceptions, be subject to transfer restrictions until 30 days after the completion of the Company’s initial business combination.

On May 10, 2022, simultaneously with the consummation of the Offering, pursuant to the Sponsor Loan Note, the Sponsor loaned the Company $4,600,000 at no interest (the “Sponsor Loan”). A portion of the proceeds of the Sponsor Loan was deposited into the Trust Account (as defined below). The Sponsor Loan shall be repaid or converted into sponsor loan warrants (the “Sponsor Loan Warrants”) at a conversion price of $1.00 per warrant, at the Sponsor’s discretion. The Sponsor Loan Warrants would be identical to the Private Placement Warrants. The Sponsor Loan was issued in order to ensure that the amount deposited into the Trust Account at the closing of the Offering is $10.30 per Class A Ordinary Share offered as part of the Units sold in the Offering (the “public shares”). If the Company does not complete an initial business combination, the Company will not repay the Sponsor Loan from amounts held in the Trust Account, and the proceeds held in the Trust Account will be distributed to the holders of the Company’s Class A Ordinary Shares. The Sponsor shall be entitled to certain registration rights relating to the Sponsor Loan Warrants. The issuance of the Sponsor Loan Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of May 5, 2022, the following individuals were appointed to the board of directors of the Company: Mr. Rafael de Luque, Mr. Bertrand Grabowski, Mr. Allan Leighton, Ms. Sheryl Schwartz and Mr. Daniel Karp. Accordingly, effective as of May 5, 2022, the Company’s board of directors is comprised of the following individuals: Mr. Peter Yu, Ms. Beth Michelson, Mr. Rafael de Luque, Mr. Bertrand Grabowski, Mr. Allan Leighton, Ms. Sheryl Schwartz and Mr. Daniel Karp. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 8.01. Other Events.

On May 5, 2022, the Company filed its amended and restated memorandum and articles of association (the “Amended Articles”) with the Registrar of Companies in the Cayman Islands. Among other things, the Amended Articles authorize the issuance of up to 200,000,000 Class A Ordinary Shares, up to 20,000,000 Class B ordinary shares, par value $0.0001 per share and up to 1,000,000 preference shares par value $0.0001 per share. The terms of the Amended Articles are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Amended Articles is qualified in its entirety by reference to the full text of the Amended Articles, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

A total of $236,900,000 ($10.30 per Unit) of the net proceeds from the Offering, the Private Placement and the Sponsor Loan, was placed in a trust account established for the benefit of the Company’s public shareholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to us to pay our taxes, if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest to occur of: (i) the completion of our initial business combination, (ii) the redemption of all of our public shares if we are unable to complete our initial business combination within 18 months from the closing of the Offering, subject to applicable law, and (iii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend our Amended Articles (a) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 18 months from the closing of the Offering or (b) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity.

On May 5, 2022, the Company issued a press release announcing the pricing of the Offering, and on May 10, 2022, the Company issued a press release announcing the closing of the Offering, copies of such press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 5, 2022, between the Company and Cantor Fitzgerald & Co.

3.1	Amended and Restated Memorandum and Articles of Association of the Company, dated May 5, 2022.

4.1	Warrant Agreement, dated May 5, 2022, between the Company and Continental.

10.1	Investment Management Trust Agreement, dated May 5, 2022, between the Company and Continental.

10.2	Private Placement Warrant Purchase Agreement, dated May 5, 2022, between the Company and the Sponsor.

10.3	Private Placement Warrants Purchase Agreement, dated May 5, 2022, between the Company and Cantor Fitzgerald & Co.

10.4	Private Placement Warrants Purchase Agreement, dated May 5, 2022, between the Company and Piper Sandler & Co.

10.5	Registration Rights Agreement, dated May 5, 2022, among the Company, the Sponsor and certain securityholders.

10.6	Promissory Note for Sponsor Loan, dated May 5, 2022, issued to the Sponsor.

10.7	Administrative Services Agreement, dated May 5, 2022, between the Company and the Sponsor.

10.8	Letter Agreement, dated May 5, 2022, between the Company and the Sponsor.

10.9	Letter Agreement, dated May 5, 2022, between the Company and each officer and director of the Company.

10.10	Form of Indemnity Agreement.

99.1	Press Release, dated May 5, 2022.

99.2	Press Release, dated May 10, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTESIAN GROWTH CORPORATION II

By:	/s/ Beth Michelson
Name: Beth Michelson
Title: Chief Financial Officer

Date: May 11, 2022